AMENDMENT NO. 1 TO
                        CHANGE IN CONTROL AGREEMENT

         AMENDMENT NO. 1 (this "Amendment") dated as of May 24, 1995 between Pennsylvania Enterprises, Inc., a Pennsylvania corporation having offices at Wilkes-Barre Center, 39 Public Square, Wilkes-Barre,

Pennsylvania 18711-0601 (the "Company") and <Executive> whose residence address is <Address> (the "Executive").

         WHEREAS, the Company and the Executive have heretofore entered into a Change in Control Agreement dated as of October 26, 1989 (the

"Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the

Agreement;

         NOW THEREFORE, the parties hereto agree as follows:

         1.  Defined Terms.  Capitalized terms used herein and not

otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

         2.  Amendment.  Section 1(w)(ii) of the Agreement is hereby amended by adding the following proviso immediately following the word

"Company" in the last line thereof:

         ". provided however, that the Executive and the Company each hereby agree that consummation of the transactions contemplated by the Asset Purchase Agreement dated as of April 26, 1995 among the Company, Pennsylvania Gas and Water Company, American Water Works Company, Inc. and Pennsylvania-American Water Company, as amended from time to time, shall not be deemed to constitute a "Change in Control of the Company" for purposes of this Agreement."

         3.  Effectiveness.  This Amendment shall become effective

immediately upon the execution and delivery of this amendment by the parties hereto.

         4.  Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

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         5.  Counterparts.  This Amendment may be executed by the parties hereto in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    PENNSYLVANIA ENTERPRISES, INC.



                                    By: __________________________
                                        Title:  President and CEO




                                        __________________________
                                        Executive
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